UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450 Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

PharmAthene, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment Filing”) to correct a typographical error in a press release (the “Original Earnings Release”) furnished by the Company with its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2016.

Item 2.02	Results of Operations and Financial Condition.

On March 11, 2016, the Company issued the Original Earnings Release announcing its financial and operational results for the fiscal year ended December 31, 2015.  Subsequently, the Company issued a corrected press release (the "Corrected Press Release") correcting a typographical error in the Original Earnings Release. A copy of the Corrected Press Release is furnished as Exhibit 99.1 to this Amendment Filing on Form 8-K/A.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Corrected Press Release, dated March 11, 2016, issued by PharmAthene, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.

By:	/s/ Philip MacNeill
	Name:	Philip MacNeill
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Dated:   March 11, 2016